Exhibit 4.1

CVENT, INC.

SECOND AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

July 15, 2011

i

CVENT, INC.

SECOND AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Second Amended and Restated Investors’ Rights Agreement (this “Agreement”) is dated as of July 15, 2011, and is made by and among Cvent, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A (each, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the Company and certain of the Investors are parties to the Series A Preferred Stock Purchase Agreement of even date herewith, by and among the Company and the persons and entities listed on the Schedule of Investors thereto (the “Purchase Agreement”), and it is a condition to the closing of the transactions contemplated in the Purchase Agreement that the Investors and the Company execute and deliver this Agreement;

WHEREAS, the Company and certain of the Investors are parties to that certain First Amended and Restated Investors’ Rights Agreement, dated as of July 11, 2001, by and among the Company and the persons and entities listed on the exhibits thereto (the “Prior Investors’ Rights Agreement”);

WHEREAS, the Prior Investors’ Rights Agreement may be amended with the written consent of the Company and certain of the Investors who are parties to this Agreement pursuant to Section 3.3 of the Prior Investors’ Rights Agreement (the “Requisite Parties”); and

WHEREAS, the signatories to this Agreement constitute the Requisite Parties pursuant to Section 3.3 of the Prior Investors’ Rights Agreement and desire that this Agreement amend, restate, supersede and replace the Prior Investors’ Rights Agreement, and by executing the signature pages hereto the Requisite Parties hereby provide their written consent thereof.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties therefore agree as follows:

SECTION 1

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Closing” shall mean the Closing, as such term is defined in the Purchase Agreement.

(b) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c) “Common Stock” means the Common Stock of the Company.

(d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(e) “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.12 of this Agreement.

(f) “Indemnified Party” shall have the meaning set forth in Section 2.6(c).

(g) “Indemnifying Party” shall have the meaning set forth in Section 2.6(c).

(h) “Initial Public Offering” shall mean the closing of the Company’s first firm commitment underwritten public offering of the Company’s Common Stock registered under the Securities Act.

(i) “Initiating Holders” shall mean any Holder or Holders who in the aggregate hold not less than forty percent (40%) of the outstanding Registrable Securities.

(j) “New Securities” shall have the meaning set forth in Section 4.1(b).

(k) “Other Selling Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(l) “Other Shares” shall mean shares of Common Stock, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.

(m) “Preferred Stock” means the Series A Preferred Stock of the Company.

(n) “Purchase Agreement” shall have the meaning set forth in the Recitals.

(o) “Registrable Securities” shall mean (i) the Common Stock, (ii) the Common Stock issuable or issued upon conversion of the Preferred Stock, (iii) any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; (iv) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i), (ii), (iii) or (iv) above which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

(p) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(q) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(r) “Restricted Securities” shall mean any Registrable Securities required to bear the first legend set forth in Section 2.8(b).

(s) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(t) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission

(u) “Rule 415” shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(w) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

(x) “Shares” shall mean the Company’s Preferred Stock issued to or held by the Investors at or prior to the Closing.

(y) “Significant Holders” shall have the meaning set forth in Section 3.1.

(z) “Withdrawn Registration” shall mean a forfeited demand registration under Section 2.1 in accordance with the terms and conditions of Section 2.4.

SECTION 2

REGISTRATION RIGHTS

2.1 Requested Registration.

(a) Request for Registration. Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Initiating Holders a written request signed by such Initiating Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of by such Initiating Holders), the Company will:

(i) promptly give written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, file and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

(b) Limitations on Requested Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:

(i) Prior to the earlier of (A) the forty-two (42) month anniversary of the date of this Agreement or (B) one hundred and eighty (180) days following the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public (or the subsequent date on which all market stand-off agreements applicable to the offering have terminated);

(ii) If the Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration statement, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price, net of underwriters’ discounts and expenses, of less than $3.90 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares);

(iii) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iv) After the Company has initiated two (2) such registrations pursuant to this Section 2.1 (counting for these purposes only (x) registrations which have been declared or ordered effective and pursuant to which securities have been sold, and (y) Withdrawn Registrations);

(v) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration (or ending on the subsequent date on which all market stand-off agreements applicable to the offering have terminated); provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

(vi) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made under Section 2.3;

(vii) If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the reasonable approval of the Company); and

(viii) If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (b)(vii) above to firmly underwrite the offer.

(c) Deferral. If (i) in the good faith judgment of the board of directors of the Company, the filing of a registration statement covering the Registrable Securities would be materially detrimental to the

Company and its stockholders, and the board of directors of the Company concludes, as a result, that it is in the best interests of the Company and its stockholders to defer the filing of such registration statement at such time, and (ii) the Company furnishes to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the board of directors of the Company, it would be materially detrimental to the Company and its stockholders for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company and its stockholders to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b)(v) above) the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

(d) Other Shares. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.1(e), include Other Shares, and may include securities of the Company being sold for the account of the Company.

(e) Underwriting. The right of any Holder to include all or any portion of its Registrable Securities in a registration pursuant to this Section 2.1 shall be conditioned upon such Holder’s participation in an underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2.1, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Company, which underwriters are reasonably acceptable to a majority-in-interest of the Initiating Holders.

Notwithstanding any other provision of this Section 2.1, if the underwriters advise the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities and Other Shares that may be so included shall be allocated as follows: (i) first, to the Initiating Holders and other Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Initiating Holders and other Holders; (ii) second, among Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders; and (iii) lastly, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(e), then the Company shall then offer to all Holders and Other Selling Stockholders who have retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders and Other Selling Stockholders requesting additional inclusion, as set forth above.

2.2 Company Registration.

(a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1 or 2.3, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly give written notice of the proposed registration to all Holders; and

(ii) use its commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, the Other Selling Stockholders and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, and (ii) second, to the Holders and Other Selling Stockholders requesting to include Registrable Securities and Other Shares in such registration statement based on the pro rata percentage of Registrable Securities and Other Shares held by such Holders and Other Selling Stockholders. Notwithstanding the foregoing, no such reduction shall reduce the value of the Registrable Securities of the Holders included in such registration below twenty-five percent (25%) of the total value of securities included in such registration, unless such offering is the Company’s Initial Public Offering and such registration does not include shares of any Other Selling Stockholders or any other stockholders (excluding shares registered for the account of the Company), in which event any or all of the Registrable Securities of the Holders may be excluded.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

2.3 Registration on Form S-3.

(a) Request for Form S-3 Registration. After its initial public offering, the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2 and subject to the conditions set forth in this Section 2.3, if the Company shall receive from a Holder or Holders of Registrable Securities a written request that the Company effect any registration on Form S-3 or any similar short form registration statement with respect to all or part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), the Company will take all such action with respect to such Registrable Securities as required by Section 2.1(a)(i) and (ii).

(b) Limitations on Form S-3 Registration. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.3:

(i) In the circumstances described in either Sections 2.1 (b)(i), 2.1(b)(iii) or 2.1(b)(v);

(ii) If the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $ 1,000,000; or

(iii) If, in a given twelve-month period, the Company has effected two (2) such registrations in such period.

(c) Deferral. The provisions of Section 2.1(c) shall apply to any registration pursuant to this Section 2.3.

(d) Underwriting. If the Holders of Registrable Securities requesting registration under this Section 2.3 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 2.1(e) shall apply to such registration. Notwithstanding anything contained herein to the contrary, registrations effected pursuant to this Section 2.3 shall not be counted as requests for registration or registrations effected pursuant to Section 2.1.

2.4 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1; provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, such registration shall not be treated as a counted registration for purposes of Section 2.1, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration effective for a period of ending on the earlier of the date which is ninety (90) days from the effective date of the registration statement or such time as the Holder or Holders have completed the distribution described in the registration statement relating thereto;

(b) To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any request for registration is submitted to the Company in accordance with Section 2.3, (i) if so requested, file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement’) to effect such registration, and (ii) remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective in accordance with this Agreement;

(c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(d) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(e) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(g) If at any time when the Company is required to re-evaluate its WKSI status for purposes of an automatic shelf registration statement used to effect a request for registration in accordance with Section 2.3 (i) the Company determines that it is not a WKSI, (ii) the registration statement is required to be kept effective in accordance with this Agreement, and (iii) the registration rights of the applicable Holders have not terminated, promptly amend the registration statement onto a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(h) If (i) a registration made pursuant to a shelf registration statement is required to be kept effective in accordance with this Agreement after the third anniversary of the initial effective date of the shelf registration statement and (ii) the registration rights of the applicable Holders have not terminated, file a new registration statement with respect to any unsold Registrable Securities subject to the original request for registration prior to the end of the three year period after the initial effective date of the shelf registration statement, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement;

(i) Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and reasonably satisfactory to a majority in interest of the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(j) Provide a transfer agent and registrar for all Registrable Securities’ registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(k) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(l) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

(m) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

2.6 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance any registration statement, any prospectus included in the registration statement, any issuer free writing prospectus (as defined in Rule 433 of the Securities Act), any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to any such registration, qualification or compliance prepared by or on behalf of the Company or used or referred to by the Company, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter, and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, each Holder will severally but not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors and partners, and each person controlling each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person or entity will be required under this Section 2.6(d) to contribute any amount in excess of the net proceeds from the offering received by such person or entity, except in the case of fraud or willful misconduct by such person or entity. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8 Restrictions on Transfer.

(a) The holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.8. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.8 and Section 2.10, and:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and the disposition is made in accordance with the registration statement; or

(ii) The Holder shall have given prior written notice to the Company of the Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, if requested by the Company, the Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(iii) Notwithstanding the provisions of Section 2.8(a)(ii) above, no such registration statement or opinion of counsel or “no action” letter shall be necessary for (i) a transfer not involving a change in beneficial ownership, or (ii) transactions involving the distribution without consideration of Restricted Securities by any Holder to (x) a parent, subsidiary or other affiliate of the Holder, if the Holder is a corporation, (y) any of the Holder’s partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of the Holder’s partners, members or other equity owners or retired partners, retired members or other equity owners, or (z) a venture capital fund or other limited partnership or limited liability company that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, the Holder; provided, in each case, that the Holder shall give written notice to the Company of the Holder’s intention to effect such disposition, shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and shall have otherwise complied with the first paragraph of Section 2.8(a).

(b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES

MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO (1) RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN INVESTORS’ RIGHTS AGREEMENT, AND FURTHER RESTRICTIONS AS SET FORTH IN A STOCKHOLDERS’ AGREEMENT, AND (2) VOTING RESTRICTIONS AS SET FORTH IN A VOTING AGREEMENT, EACH AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.8.

(c) The first legend referring to federal and state securities laws identified in Section 2.8(b) stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to the Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of Restricted Securities if (i) those securities are registered under the Securities Act, or (ii) the holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of those securities may be made without registration or qualification.

2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10 Market Stand-Off Agreement. Each Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred and eighty (180) day period following the effective date of the registration statement for the Company’s Initial Public Offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto); provided that, all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S- 8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 2.8(b) with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred and eighty (180) day (or other) period. Each Holder agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section 2.10. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.

2.11 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 2 may be transferred or assigned by a Holder only to (a) a partner, member, limited partner, retired member, stockholder or affiliate of such Holder or (b) a transferee or assignee of not less than 10,000,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) or all of the Registrable Securities held by a Holder; provided that (i) such transfer or assignment of Registrable Securities is effected in accordance with the terms of Section 2.8 hereof, the terms of that certain Stockholders’ Agreement dated as of the date hereof (as may be amended from time to time), and applicable securities laws, (ii) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned and (iii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, including without limitation the obligations set forth in Section 2.10.

2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding seventy-five percent (75%) of the Registrable Securities (excluding any of such shares held by any Holders whose rights to request registration or inclusion in any registration pursuant to this Section 2 have terminated in accordance with Section 2.14), enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are pari passu with or senior to the registration rights granted to the Holders hereunder.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Sections 2.1, 2.2 or 2.3 shall terminate on the earlier of (i) such date, on or after the closing of the Company’s first registered public offering of Common Stock, on which all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 during any ninety (90) day period and (ii) five (5) years after the closing of the Company’s Initial Public Offering.

SECTION 3

INFORMATION COVENANTS OF THE COMPANY

The Company hereby covenants and agrees, as follows:

3.1 Basic Financial Information and Inspection Rights.

(a) Basic Financial Information. The Company will furnish the following reports to each Holder who owns at least 5,500,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) (the “Significant Holders”):

(i) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred and twenty (120) days after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with U.S. generally accepted accounting principles consistently applied, certified by independent public accountants of recognized national standing selected by the Company;

(ii) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty five (45) days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments;

(iii) As soon as practicable but in any event within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, and unaudited consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period, prepared in accordance with U.S. generally accepted accounting principles consistently applied, subject to changes resulting from normal year-end audit adjustments;

(iv) As soon as practicable, and in any event at least thirty (30) days prior to the beginning of each fiscal year, detailed monthly financial projections, and an annual budget and business plan for such year;

(v) As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Significant Holders to calculate their respective percentage equity ownership in the Company; and

(vi) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Significant Holder may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.1(a)(vi) to provide information (1) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or (2) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

(b) Observation Rights. The Company will offer to each Holder who owns at least 29,000,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), an invitation to such Holder’s authorized representative to attend all meetings of the Company’s board of directors and in connection therewith shall provide to such representative copies of all notices, minutes, consents, and other materials that it provides to its board of directors. Such representative may participate in discussions of matters brought before the board, but shall in all other respects be a nonvoting observer (such persons, each an “Observer”).

(c) Inspection Rights. The Company will afford to each Significant Holder and to such Significant Holder’s accountants and counsel, reasonable access during normal business hours to all of the Company’s respective properties, books and records. Each such Significant Holder shall have such other access to management and information as is necessary for it to comply with applicable laws and regulations and reporting obligations. The Company shall not be required to disclose details of contracts with or work performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties. Significant Holders may exercise their rights under this Section 3.1(c) only for purposes reasonably related to their interests under this Agreement and related agreements. The rights granted pursuant to this Section 3.1(c) may not be assigned or otherwise conveyed by the Significant Holders or by any subsequent transferee of any such rights without the prior written consent of the Company (not to be unreasonably withheld), except as authorized in this Section 3.1(c). The rights granted under this Section 3.1(c) may be assigned without the prior written consent of the Company by a Significant Holder to a transferee that is an affiliate of such Significant Holder if such affiliate is not a competitor to the Company; provided that a venture capital firm shall not be deemed a competitor by virtue of holding securities of a portfolio company.

3.2 Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. The Company shall not be required to comply with any information rights of Section 3 in respect of any Holder whom the Company reasonably determines to be a competitor or an officer, employee, director or holder of more than ten percent (10%) of a competitor; provided that, a venture capital firm shall not be deemed a competitor or a holder of more than ten percent (10%) of a competitor. Each Holder acknowledges that the information received by them pursuant to this Agreement may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental entity.

3.3 Compensation Committee. The Company shall, by amending its bylaws or otherwise, establish and maintain a Compensation Committee of the Company’s board of directors (the “Compensation

Committee”), which shall consist of at least both of the Investor Designees (as defined in that certain Voting Agreement by and among the Company and certain parties named therein of even date herewith), and which shall, among other things, review and determine the compensation of the Company’s executive officers, as such officers are determined by the Company’s board of directors.

3.4 Directors’ Insurance and Indemnification. If not obtained prior to the Closing and if requested by Holders who own at least 29,000,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), the Company shall obtain and maintain directors’ and officers’ liability insurance in the amount and on terms reasonably acceptable to the Company’s board of directors (including the Investor Designees). The Company shall enter into indemnification agreements with each of the directors, to the extent such agreements have not been executed prior to the Closing.

3.5 Directors’ Expenses. The Company shall reimburse each of the Investor Designees and each Observer for all reasonable expenses (in accordance with Company policies) incurred by them in connection with attendance at meetings of the Company’s board of directors (including any meetings of committees of the Company’s board of directors) and any other meetings or events attended on behalf of the Company at the request of the Company’s Chief Executive Officer or President.

3.6 Stock Option Vesting Restrictions. Unless otherwise approved by the Company’s board of directors (including the Investor Designees), all stock options or rights to acquire securities of the Company granted or issued on or after the date of this Agreement to employees, directors, consultants, advisors and other service providers shall be subject to vesting as follows: fifty percent (50%) of such shares shall vest upon the two (2) year anniversary of the date of grant and twenty-five percent (25%) of such shares shall vest each year thereafter until the four (4) year anniversary of the date of such grant; provided in each case that the optionee remains a full-time service provider as of the end of each such vesting period.

3.7 Nondisclosure and Proprietary Rights Agreement. The Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) to enter into a nondisclosure and proprietary rights assignment agreement in the form previously provided to the Investors or in form and substance approved by the board of directors of the Company.

3.8 409A Valuations. Unless otherwise approved by the Company’s board of directors (including the Investor Designees), the Company shall not grant any stock options or rights to acquire securities of the Company unless the Company obtains an independent valuation of the Company’s Common Stock or an update to such valuation from a valuation firm approved by the Company’s board of directors (including the Investor Designees) immediately prior to the meeting of the board of directors at which options or rights to acquire securities of the Company may be granted or issued.

3.9 FIRPTA Compliance. The Company shall provide prompt notice to each Significant Holder following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by such Significant Holder, the Company shall provide such Significant Holder with a written statement informing such Significant Holder whether such Significant Holder’s interest in the Company constitutes a United States real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to such Significant Holder shall be delivered to such Significant Holder within 10 days of such Significant Holder’s written request therefor. The Company’s obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market or the fact that there is no preferred stock then outstanding.

3.10 Termination of Covenants. The covenants set forth in this Section 3 shall terminate and be of no further force and effect after the closing of the Company’s Initial Public Offering.

SECTION 4

RIGHT OF FIRST REFUSAL

4.1 Right of First Refusal to Significant Holders.

(a) The Company hereby grants to each Significant Holder the right of first refusal to purchase its pro rata share of New Securities (as defined in this Section 4.1(a)) which the Company may, from time to time, propose to sell and issue after the date of this Agreement. A Significant Holder’s pro rata share, for purposes of this right of first refusal, is equal to the ratio of (a) the number of shares of Common Stock and Preferred Stock (as converted to Common Stock) owned by such Significant Holder immediately prior to the issuance of New Securities (assuming full conversion or exercise of all outstanding convertible securities, rights, options and warrants held by such Significant Holder) to (b) the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities (assuming full conversion or exercise of all outstanding convertible securities, rights, options and warrants). The right of first refusal granted under this Agreement shall be assignable by any Significant Holder to an affiliate of such Significant Holder that is not a competitor to the Company; provided that a venture capital firm shall not be deemed a competitor by virtue of holding securities of a portfolio company. This right of first refusal shall be subject to the following provisions:

(b) “New Securities” shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, exercisable or convertible into capital stock; provided that the term “New Securities” does not include:

(i) the Shares;

(ii) securities issued or issuable to officers, employees, directors, consultants, placement agents, and other service providers of the Company (or any subsidiary) pursuant to stock grants, option plans, purchase plans, agreements or other employee stock incentive programs or arrangements approved by the board of directors of the Company;

(iii) securities issued pursuant to the conversion or exercise of any outstanding convertible or exercisable securities as of this date of this Agreement;

(iv) securities offered pursuant to a bona fide, firmly underwritten public offering pursuant to a registration statement filed under the Securities Act;

(v) securities issued or issuable pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the board of directors of the Company;

(vi) securities issued or issuable to banks, equipment lessors, real property lessors, financial institutions or other persons engaged in the business of making loans pursuant to a debt financing, commercial leasing or real property leasing transaction approved by the board of directors of the Company;

(vii) securities issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the board of directors of the Company;

(viii) securities issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the board of directors of the Company; and

(ix) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (viii) above.

(c) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Significant Holder written notice (the “Offer Notice”) of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Significant Holder shall have twenty (20) days after any such notice is mailed or delivered (the “Exercise Period”) to agree to purchase such Holder’s pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company, in substantially the form attached as Schedule 1, and stating therein the quantity of New Securities to be purchased. At the expiration of the Exercise Period, the Company shall promptly notify each Significant Holder that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Significant Holder’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Significant Holders were entitled to subscribe but that were not subscribed for by the Significant Holders which is equal to the ratio of (i) the number of shares of Common Stock owned by such Significant Holder immediately prior to the issuance of New Securities (assuming full conversion of the Shares and full conversion or exercise of all outstanding convertible securities, rights, options and warrants held by such Significant Holder) to (b) the number of shares of Common Stock owned by all Fully Exercising Investors immediately prior to the issuance of New Securities (assuming full conversion of the Shares and full conversion or exercise of all outstanding convertible securities, rights, options and warrants held by all Fully Exercising Investors).

(d) The closing of any sale pursuant to this Section 4.1(a) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c) (the “Purchase Expiration Date”); provided, however, that the Company hereby acknowledges that exercise of the right to purchase New Securities pursuant to Section 4.1(a) by certain Significant Holders (or affiliates of Significant Holders for purposes of this Section 4.1(d)) may subject the Company and/or such Significant Holder to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and that such Significant Holder may be prevented from exercising its rights under Section 4.1(c) until the expiration or early termination of all waiting periods imposed by the HSR Act (“HSR Act Restrictions”). If on or before expiration of the Exercise Period, a Significant Holder has sent a notice to the Company in substantially the form attached as Schedule 1, and stating therein the quantity of New Securities to be purchased, and such Significant Holder has not been able to complete the purchase of New Securities as provided in Section 4.1 prior to the Purchase Expiration Date because of HSR Act Restrictions, such Significant Holder shall be entitled to complete the process of purchasing such New Securities in accordance with the procedures contained herein notwithstanding the fact that completion of such purchase would take place after the Purchase Expiration Date.

(e) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(a), the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell that portion of the New Securities with respect to which the Significant Holders’ right of first refusal option set forth in this Section 4.1 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Offer Notice. In the event the Company has not sold within such ninety (90) day period following the date of the Offer Notice, or such ninety (90) day period following the date of said agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Significant Holders in the manner provided in this Section 4.1.

(f) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the Company’s Initial Public Offering.

SECTION 5

MISCELLANEOUS

5.1 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding a seventy-five percent (75%) of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144, and excluding, with respect to Section 2 (other than Sections 2.8, 2.9 and 2.10), any of such shares held by any Holders whose rights to request registration or inclusion in any registration pursuant to Section 2 have terminated in accordance with Section 2.14). Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder. Each Holder acknowledges that by the operation of this paragraph, the holders of sixty- seven percent (67%) of the Registrable Securities (excluding any of such shares that have been sold to the public or pursuant to Rule 144, and excluding, with respect to Section 2 (other than Sections 2.8, 2.9 and 2.10), any of such shares held by any Holders whose rights to request registration or inclusion in any registration pursuant to Section 2 have terminated in accordance with Section 2.14) will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

5.2 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent (if to an Investor or Holder) by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a) if to an Investor, to the Investor’s address as shown in the Company’s records, as may be updated in accordance with the provisions hereof;

(b) if to any Holder, to such address as shown in the Company’s records, or, until any such Holder so furnishes an address to the Company, then to the address of the last holder of such shares for which the Company has contact information in its records; or

(c) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 8180 Greensboro Drive, Suite 900, McLean, VA 22102, or at such other current address as the Company shall have furnished to the Investors or Holders, with a copy (which shall not constitute notice) to Mark R. Fitzgerald, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 1700 K Street, NW, Fifth Floor, Washington, DC 20006-8317.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Investor and Holder consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth on Exhibit A (or to any other facsimile number for the Investor or Holder in the Company’s records), (ii) electronic mail to the electronic mail address set forth on Exhibit A (or to any other electronic mail address for the Investor or Holder in the Company’s records), (iii) posting on an electronic network together with separate notice to the Investor or Holder of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Investor or Holder. This consent may be revoked by an Investor or Holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

5.3 Governing Law. This Agreement and any controversy arising out of this Agreement shall be governed in all respects by the internal laws of the State of Delaware without regard to principles of conflicts of law.

5.4 Successors and Assigns. Except as otherwise provided herein, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company; provided, however, that the rights of any Investor may be assigned without such prior written consent (i) to any other Investor, (ii) to a partner, member, limited partner, retired partner, retired member, stockholder or affiliate or investment fund within the same fund group of such Investor. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.5 Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein.

5.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

5.7 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

5.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

5.10 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

5.11 Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Delaware (or in the event of exclusive federal jurisdiction, the United States District Court for the District of Delaware).

5.12 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

5.13 Termination Upon Change of Control. Notwithstanding anything to the contrary herein, this Agreement (excluding any then-existing obligations) shall terminate upon (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such transaction or series of transactions; or (b) a sale, lease or other conveyance of all substantially all of the assets of the Company.

5.14 Conflict. In the event of any conflict between the terms of this Agreement and the Company’s certificate of incorporation or its bylaws, the terms of the Company’s certificate of incorporation or its bylaws, as the case may be, will control.

5.15 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all reasonable fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

5.16 Aggregation of Stock. All securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

5.17 Effect on Prior Agreement. Upon the execution and delivery of this Agreement by the Requisite Parties, the Prior Investors’ Rights Agreement shall be amended and restated in its entirety as set forth in this Agreement.

5.18 WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL- ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(signature page follows)

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

CVENT, INC., a Delaware corporation

By:	/s/ Rajeev K. Aggarwal
Name:	Rajeev K. Aggarwal
Title:	Chief Executive Officer

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

GREENSPRING GLOBAL PARTNERS IV-A, L.P.

By:	Greenspring General Partner IV, L.P.
By:	Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

GREENSPRING GLOBAL PARTNERS IV-B, L.P.

By:	Greenspring General Partner IV, L.P.
By:	Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

GREENSPRING GLOBAL PARTNERS IV-C, L.P.

By:	Greenspring General Partner IV, L.P.
By:	Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

GREENSPRING CROSSOVER VENTURES I, L.P.

By:	Greenspring Crossover Ventures I GP, L.P.
By:	Greenspring Crossover Ventures I GP, LLC

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	CFO

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

INSIGHT VENTURE PARTNERS VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd, General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.

By:	Insight Venture Associates VII, L.P. General Partner
By:	Insight Venture Associates VII, Ltd. General Partner

By:	/s/ Blair Flicker
Name:	Blair Flicker
Title:	Vice President

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

NEW ENTERPRISE ASSOCIATES 13, LIMITED PARTNERSHIP

By:	NEA Partners 13, Limited Partnership General Partner
By:	NEA 13 GP, LTD General Partner

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Chief Legal Officer

NEA VENTURES 2011, LIMITED PARTNERSHIP

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Vice President

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The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Rajeev Aggarwal
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/s/ Rajeev Aggarwal
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Charles V. Ghoorah
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/s/ Charles V. Ghoorah
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Maria Laura Acebal
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/s/ Maria Laura Acebal
(Signature)

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The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Scott Ackley
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/s/ Scott Ackley
(Signature)

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The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Manjula Aggarwal
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/s/ Manjula Aggarwal
(Signature)

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INVESTOR

Robert Anderson
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/s/ Robert Anderson
(Signature)

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INVESTOR

Edward J. Mathias
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/s/ Edward J. Mathias
(Signature)

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INVESTOR

Avatar – Capital Cvent LLC
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/s/ Roger A. Sawhney
(Signature)

Roger A. Sawhney
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Managing Member
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INVESTOR

Avcap – Cvent LLC
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/s/ Roger A. Sawhney
(Signature)

Roger A. Sawhney
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Managing Member
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INVESTOR

MICROSTRATEGY INCORPORATED*
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/s/ Douglas K. Thede
(Signature)

Douglas K. Thede
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EVP, FINANCE & CFO
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*	SUCCESSOR TO AVENTINE

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INVESTOR

Siddhartha Banerjee
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/s/ Siddhartha Banerjee
(Signature)

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INVESTOR

Danielle Scheer Barr
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/s/ Danielle Scheer Barr
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INVESTOR

Stephen M. Beamer
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/s/ Stephen M. Beamer
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INVESTOR

BIRCHMERE VENTURES II LP
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By:	BV Management II LP, its general partner
By:	BV Holdings, LLC, its general partner

By:	/s/ Ned Renzi
(Signature)

Name:	Ned Renzi
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Title:	Partner
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INVESTOR

Christina S. Caday
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/s/ Christina S. Caday
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INVESTOR

Aaron Carlo
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/s/ Aaron Carlo
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INVESTOR

Jenny Chen
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/s/ Jenny Chen
(Signature)

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INVESTOR

CI2-Cvent
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/s/ Andrew Sachs
(Signature)

Andrew Sachs
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President
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INVESTOR

Lynette L Cox
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/s/ Lynette L Cox
(Signature)

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INVESTOR

Elizabeth D. Cho AKA Crowder
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/s/ Elizabeth D. Cho AKA Crowder
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INVESTOR

Cvent Investors I LLC
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/s/ Roger A. Sawhney
(Signature)

Roger A. Sawhney
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Managing Member
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INVESTOR

Cvent Investors II LLC
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/s/ Roger A. Sawhney
(Signature)

Roger A. Sawhney
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Managing Member
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INVESTOR

William W. Davis Sr.
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/s/ William W. Davis Sr.
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INVESTOR

Wenqing Deng
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/s/ Wenqing Deng
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INVESTOR

John DeSarbo
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/s/ John DeSarbo
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INVESTOR

Eric T. Eden
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/s/ Eric T. Eden
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INVESTOR

Rajiv Enand
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/s/ Rajiv Enand
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INVESTOR

Todd Fein
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/s/ Todd Fein
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INVESTOR

Peter Floros
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/s/ Peter Floros
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INVESTOR

Daniel C. Gedacht
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/s/ Daniel C. Gedacht
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INVESTOR

Andrea Ghoorah
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/s/ Andrea Ghoorah
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INVESTOR

Robert Ghoorah
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/s/ Robert Ghoorah
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INVESTOR

Global Internet Ventures, LLC
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/s/ Bill Melton
(Signature)

William N. Melton
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Director
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INVESTOR

Greenoaks Ventures LLC
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/s/ Nitin T. Mehta
(Signature)

Nitin T. Mehta
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Manager
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INVESTOR

Carl F. Hilker III
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/s/ Carl F. Hilker III
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INVESTOR

Ana Ramaswamy Hite
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/s/ Ana Ramaswamy Hite
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INVESTOR

David H. Holtzman
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/s/ David H. Holtzman
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INVESTOR

Nancy Huang
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/s/ Nancy Huang
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INVESTOR

Yuwen Hwang
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/s/ Yuwen Hwang
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INVESTOR

Leena Jobanputra
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/s/ Leena Jobanputra
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

John W. Judge
(Print investor name)

/s/ John W. Judge
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Amanda Goldblatt
(Print investor name)

/s/ Amanda Goldblatt
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Brian Kosem
(Print investor name)

/s/ Brian Kosem
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Thomas Kramer
(Print investor name)

/s/ Thomas Kramer
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Eric Lail
(Print investor name)

/s/ Eric Lail
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Edward Lang
(Print investor name)

/s/ Edward Lang
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Daniel C. Lapus
(Print investor name)

/s/ Daniel C. Lapus
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Suzanne E. Lowe
(Print investor name)

/s/ Suzanne E. Lowe
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Yunmei Lu
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/s/ Yunmei Lu
(Signature)

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(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Michael Y. Lu
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/s/ Michael Y. Lu
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Brian Ludwig
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/s/ Brian Ludwig
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Bharet Malhotra
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/s/ Bharet Malhotra
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Roger Mody
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/s/ Roger Mody
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Morgan E. O’Brien
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/s/ Morgan E. O’Brien
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Christopher S. Palmisano
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/s/ Christopher S. Palmisano
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Marsha S. Pinson
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/s/ Marsha S. Pinson
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

William Lewis Pipkin
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/s/ William Lewis Pipkin
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Gregory R Pobst
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/s/ Gregory R Pobst
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Robert J. Pron
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/s/ Robert J. Pron
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Juan P. Pulido
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/s/ Juan P. Pulido
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Anil Punyapu
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/s/ Anil Punyapu
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

David Quattrone
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/s/ David Quattrone
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Reggie Aggarwal Grantor Retained Annuity Trust
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/s/ Sanjeev Aggarwal
(Signature)

Sanjeev Aggarwal
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Trustee
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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Reggie and Dharini Aggarwal Irrevocable Trust (2011)
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/s/ Sanjeev Aggarwal
(Signature)

Sanjeev Aggarwal
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Trustee
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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Nancy P. Rosenbaum
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/s/ Nancy P. Rosenbaum
(Signature)

Nancy P. Rosenbaum
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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Sanjeev K. Bansal Grantor Retained Annuity Trust
Sanju Bansal
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/s/ Sanju Bansal
(Signature)

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Trustee
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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Sanju Bansal
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/s/ Sanju Bansal
(Signature)

(Print name of signatory, if signing for an entity)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Roger A. Sawhney
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/s/ Roger A. Sawhney
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Ajay B. Shah and Lata K. Shah as Trustees of The Ajay B. Shah & Lata K. Shah 1996 Trust, DTD 5/28/96
(Print investor name)

/s/ Lata Krishnan	/s/ Ajay Shah
(Signature)

Lata Krishnan	Ajay Shah
(Print name of signatory, if signing for an entity)

Trustee	Trustee
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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Nimisha Shah
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/s/ Nimisha Shah
(Signature)

(Print name of signatory, if signing for an entity)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Kerry Shannon (Ott)
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/s/ Kerry Shannon (Ott)
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Paul S Sherbacow
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/s/ Paul S Sherbacow
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Saurabh Singh
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/s/ Saurabh Singh
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Spencer Anders Smith
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/s/ Spencer Anders Smith
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Kenneth P. Sommer
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/s/ Kenneth P. Sommer
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Dwayne Sye
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/s/ Dwayne Sye
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

SYS Ventures LLC
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/s/ Jay S. Chaudhry
(Signature)

Jay S. Chaudhry
(Print name of signatory, if signing for an entity)

Managing Member
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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Ashok K. Trivedi
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/s/ Ashok K. Trivedi
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Linda A. Trude
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/s/ Linda A. Trude
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

David J. Wadden
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/s/ David J. Wadden
(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Sunil Wadhwani
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/s/ Sunil Wadhwani
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Eric Wallace
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/s/ Eric Wallace
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Second Amended and Restated Investors’ Rights Agreement as of the date stated in the introductory clause.

INVESTOR

Adil Zainulbhai
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/s/ Adil Zainulbhai
(Signature)

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Signature Page to Second Amended and Restated Investors’ Rights Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Brian Pirkle
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/s/ Brian Pirkle
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Kristin Schellhase
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/s/ Kristin Schellhase
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Emily Anne Shapiro
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/s/ Emily Anne Shapiro
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Lacey D. Campbell
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/s/ Lacey D. Campbell
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Barry J. Womack
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/s/ Barry J. Womack
(Signature)

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(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Louis Ford
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/s/ Louis Ford
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Jason J. Wooten
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/s/ Jason J. Wooten
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Gurpreet W. Singh
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/s/ Gurpreet W. Singh
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Jonathan Rouhafzai
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/s/ Jonathan Rouhafzai
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Ashish Arora
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/s/ Ashish Arora
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

David Abelman
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/s/ David Abelman
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Elizabeth Strubilla
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/s/ Elizabeth Strubilla
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Katherine A Dyt
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/s/ Katherine A Dyt
(Signature)

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(Print title of signatory, if signing for an entity)

Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Marek Hejmo
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/s/ Marek Hejmo
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Marion O. Phillips
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/s/ Marion O. Phillips
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Meagan Cullen
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/s/ Meagan Cullen
(Signature)

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Signature Page to Voting Agreement

The parties are signing this Voting Agreement as of the date stated in the introductory clause.

OTHER STOCKHOLDER

Richard Simms
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/s/ Richard Simms
(Signature)

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Signature Page to Voting Agreement

EXHIBIT A

INVESTORS

Greenspring Global Partners IV-A, L.P.

Greenspring Global Partners IV-B, L.P.

Greenspring Global Partners IV-C, L.P.

Greenspring Crossover Ventures I, L.P.

Insight Venture Partners VII, L.P.

Insight Venture Partners VII (Co-Investors), L.P.

Insight Venture Partners (Delaware) VII, L.P.

New Enterprise Associates 13, Limited Partnership

NEA Ventures 2011, Limited Partnership

Rajeev K. Aggarwal

Charles Ghoorah

Maria Acebal

Scott M Ackley

Manjula Aggarwal

Robert Anderson

Edward Mathias

Avatar Capital – Cvent LLC

Avcap – Cvent LLC

Aventine

Signature Page to Second Amended and Restated Investors’ Rights Agreement

Sid Banerjee

Sanju K. Bansal

Danielle Scheer Barr

Stephen Beamer

Birchmere Ventures II, LP

Christina Caday

Aaron Carlo

Jenny Chen

Capital Investors II

Lynette Cox

Elizabeth Crowder Cho

Signature Page to Second Amended and Restated Investors’ Rights Agreement

Cvent Investors I LLC

Cvent Investors II LLC

William W. Davis, Sr.

Wenqing Deng

John Desarbo

Eric Eden

Rajiv Enand

Todd M. Fein

Peter Floros

Daniel C. Gedacht

Signature Page to Second Amended and Restated Investors’ Rights Agreement

Andrea Ghoorah Sieminski

Robert Ghoorah

Global Internet Ventures LLC

Greenoaks Ventures LLC

Carl F. Hilker, III

Ana Ramaswamy-Hite

David Holtzman

Nancy Huang

Yu-Wen Hwang

Leena Jobanputra

John W. Judge

Signature Page to Second Amended and Restated Investors’ Rights Agreement

Amanda Goldblatt

Brian Kosem

Thomas Kramer

Eric L. Lail

Edward S. Lang

Daniel Lapus

Suzanne Lowe

May Lu

Michael Lu

Brian Ludwig

Signature Page to Second Amended and Restated Investors’ Rights Agreement

Bharet Malhotra

Morgan O’Brien

Christopher S. Palmisano

Marsha S Pinson

William Lewis Pipkin

Roger Mody

Gregory R. Pobst

Robert Pron

Juan Pablo Pulido

Anil Punyapu

David Quattrone

Signature Page to Second Amended and Restated Investors’ Rights Agreement

Reggie and Dharini Aggarwal Irrevocable Trust (2011)

Reggie Aggarwal Grantor Retained Annuity Trust

Nancy Rosenbaum

Roger A. Sawhney

Nimisha Shah

Ajay B. Shah & Lata K. Shah Trustees Of The Ajay B. Shah & Lata K. Shah 1996 Trust

Kerry Shannon Ott

Paul S. Sherbacow

Saurabh Singh

Spencer Anders Smith

Signature Page to Second Amended and Restated Investors’ Rights Agreement

Ken Sommer

Dwayne Sye

SYS Ventures LLC

Ashok K. Trivedi

Linda Trude

David Wadden

Sunil Wadhwani

Eric Wallace

Adil Zainulbhai

Signature Page to Second Amended and Restated Investors’ Rights Agreement

SCHEDULE 1

NOTICE AND WAIVER/ELECTION OF

RIGHT OF FIRST REFUSAL

I do hereby waive or exercise, as indicated below, my rights of first refusal under the Second Amended and Restated Investors’ Rights Agreement dated as of July [15], 2011 (the “Agreement”):

1.	Waiver of twenty (20) days’ notice period in which to exercise right of first refusal: (please check only one)

( )	WAIVE in full, on behalf of all Holders, the twenty (20)-day notice period provided to exercise my right of first refusal granted under the Agreement.

( )	DO NOT WAIVE the notice period described above.

2.	Issuance and Sale of New Securities: (please check only one)

( )	WAIVE in full the right of first refusal granted under the Agreement with respect to the issuance of the New Securities.

( )	ELECT TO PARTICIPATE in $ (please provide amount) in New Securities proposed to be issued by Cvent, Inc., a Delaware corporation, representing LESS than my pro rata portion of the aggregate of $[ ] in New Securities being offered in the financing.

( )	ELECT TO PARTICIPATE in $ in New Securities proposed to be issued by Cvent, Inc., a Delaware corporation, representing my FULL pro rata portion of the aggregate of $[ ] in New Securities being offered in the financing.

( )	ELECT TO PARTICIPATE in my full pro rata portion of the aggregate of $[ ] in New Securities being made available in the financing AND, to the extent available, the greater of (x) an additional $ (please provide amount) or (y) my pro rata portion of any remaining investment amount available in the event other Significant Holders do not exercise their full rights of first refusal with respect to the $[ ] in New Securities being offered in the financing.

Date:

(Print investor name)

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

This is neither a commitment to purchase nor a commitment to issue the New Securities described above. Such issuance can only be made by way of definitive documentation related to such issuance. Cvent, Inc. will supply you with such definitive documentation upon request or if you indicate that you would like to exercise your first offer rights in whole or in part.